SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                 Date of report (Date of earliest event reported): April 29, 2004

INTERNATIONAL STEEL GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Interstate Drive, Richfield, Ohio	44286-9000

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 659-9100

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

               The exhibit listed below is being furnished pursuant to Item 12.

Exhibit
Number	Exhibit
99.1	Press release, dated April 29, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004, International Steel Group Inc. (the “Company”) issued a press release containing certain financial results of the Company for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The press release shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNATIONAL STEEL GROUP INC.

By: /s/ Brian D. Kurtz Name: Brian D. Kurtz Title: Vice President - Finance and Treasurer
Dated: April 29, 2004

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
99.1	Press release, dated April 29, 2004.